                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       DECEMBER 20, 2000
                                                --------------------------------


                               SCHULER HOMES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                     000-19891                 99-0293125
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)


828 FORT STREET MALL, 4TH FLOOR, HONOLULU, HAWAII                  96813
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (808) 521-5661
                                                  ------------------------------


                                  INAPPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR

         On December 20, 2000, Schuler Homes, Inc. (the "Company"), by action of its Board of Directors, changed the fiscal year of the Company from a fiscal year ending on December 31 to a fiscal year ending on March 31. As a result, the Company's current fiscal year will end on March 31, 2001. The Company intends to file its transition report covering the period from January 1, 2000 through March 31, 2000 on Form 10-Q.





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




                                  EXHIBIT INDEX


Number   Exhibit                                                     Page Number
------   -------                                                     -----------

         None






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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCHULER HOMES, INC.



                                      By:          /s/ Pamela S. Jones
                                         ---------------------------------------
                                                    Pamela S. Jones,
                                          Senior Vice President of Finance and
                                                Chief Financial Officer

Dated:  December 27, 2000





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